UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 27, 2012
(Date of Report – date of earliest event reported)

RESEARCH FRONTIERS INCORPORATED
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation or organization)

1-9399	11-2103466
(Commission File No.)	(IRS Employer Identification No.)

240 CROSSWAYS PARK DRIVE
WOODBURY, NEW YORK 11797-2033
(Address of principal executive offices)

(516) 364-1902
(Registrant’s telephone number, including area code)

(Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 27, 2012, Research Frontiers Incorporated (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with Craig-Hallum Capital Group LLC (the “Underwriter”), pursuant to which the Company agreed to sell, and the Underwriter agreed to purchase for resale to the public (the “Offering”), subject to the terms and conditions expressed therein, 1,900,000 shares of common stock, par value $0.0001 per share (the “Shares”), together with warrants to purchase 380,000 shares of common stock (the “Warrants”). Each Share will be sold with a Warrant to purchase 0.20 of a share of common stock at an exercise price of $4.45 per share. Each Share and corresponding Warrant will be sold at a price to the public of $2.97. The Company expects the Offering to close on or about August 31, 2012, subject to the satisfaction of customary closing conditions.

The Purchase Agreement provides that the Company will indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to reimburse the Underwriter for payments that the Underwriter may be required to make because of such liabilities.

The Shares and Warrants are being offered and sold pursuant to a prospectus supplement dated August 28, 2012 and an accompanying base prospectus dated February 14, 2012, pursuant to the Company’s existing shelf registration statement on Form S-3 (File No. 333-179099) that was declared effective by the Securities and Exchange Commission on February 14, 2012. The opinion of the Company’s counsel regarding the validity of the Shares and Warrants to be issued by the Company is filed herewith as Exhibit 5.1.

The foregoing descriptions of the Purchase Agreement and the Warrants are not complete and are qualified in their entirety by reference to the full text of the form of Purchase Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the full text of the form of Warrant, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, both of which are incorporated by reference herein.

Item 8.01. Other Events.

On August 27, 2012, the Company issued a press release announcing the Offering. On August 28, 2012, the Company issued a press release announcing the pricing of the Offering. Copies of these releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

1.1	Form of Purchase Agreement, dated as of August 27, 2012, by and between Research Frontiers Incorporated and Craig-Hallum Capital Group LLC.

5.1	Opinion of Duane Morris LLP.

10.1	Form of Warrant.

23.1	Consent of Duane Morris LLP (included as part of Exhibit 5.1).

99.1	Press Release dated August 27, 2012.

99.2	Press Release dated August 28, 2012.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	August 28, 2012

RESEARCH FRONTIERS INCORPORATED

		By:	/s/ Joseph M. Harary
Joseph M. Harary
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description
1.1	Form of Purchase Agreement, dated as of August 27, 2012, by and between Research Frontiers Incorporated and Craig-Hallum Capital Group LLC.

5.1	Opinion of Duane Morris LLP.

10.1	Form of Warrant.

23.1	Consent of Duane Morris LLP (included as part of Exhibit 5.1).

99.1	Press Release dated August 27, 2012.

99.2	Press Release dated August 28, 2012.